Exhibit 99.3

Need for Novel Need for Novel Antihypertensive Medications Antihypertensive Medications Joel M. Neutel, MD Principal Investigator, Phase 2a Study of PS433540 Member, Pharmacopeia Clinical Advisory Board

USA 53.1 Canada 41.0 Mexico 21.8 Turkey 19.8 Germany 33.6 Spain 38.8 Greece 49.5 England 29.2 Egypt 33.5 South Africa 47.6 Italy 37.5 Worldwide Worldwide Blood Blood Pressure Pressure Control Control in in Treated Treated Hypertensive Hypertensive Patients Patients Updated Updated from from Kearney Kearney et al. J et al. J Hypertens Hypertens 2004; 22: 11 2004; 22: 11-19 19 Japan 55.7 China 28.8 Taiwan 18.0

Multifactorial Multifactorial Intensive Intensive Treatment Treatment in in Diabetic Diabetic Patients Patients: the the Steno Steno-2 Study Study Gaede Gaede et al. N et al. N Engl Engl J Med Med 2003; 348: 383 2003; 348: 383-393 393 Macro Macro and and microvascular microvascular complications complications in in type type 2 diabetes 2 diabetes STENO STENO-2 (n= 160); 2 (n= 160); age age 55.1 55.1 years years Follow Follow-up 7.8 up 7.8 years years Usual Usual treat treat Intensive Intensive treat treat SBP SBP initial initial SBP final SBP final Reduction Reduction DBP DBP initial initial DBP final DBP final Reduction Reduction 149 149 ± 19 19 146 146 - 3 ± 3 86 86 ± 11 11 78 78 - 8 ± 2 146 146 ± 20 20 132 132 - 14 14 ± 2 85 85 ± 10 10 73 73 - 12 12 ± 2 BP BP (mmHg mmHg) 0 1 RR= 0.47 RR= 0.47 P= 0.008 P= 0.008 RR (95% CI) RR (95% CI) 0.25 0.25 0.50 0.50 0.75 0.75 Cardiovascular Cardiovascular events events Autonomic Autonomic neuropathy neuropathy Nephropathy Nephropathy Retinopathy Retinopathy RR= 0.39 RR= 0.39 P= 0.003 P= 0.003 RR= 0.42 RR= 0.42 P= 0.02 P= 0.02 RR= 0.37 RR= 0.37 P= 0.002 P= 0.002 Intensive Intensive better better Usual Usual better better

Mean Decrease in Systolic BP



Norvasc®
Vasotec®
HCTZ
Avapro®
Cardizem®
0
-2
-4
-6
-8
-10
-12
Change in SBP (mmHg)

Pool JL AJH 1997;10:117 Chrysant SG J Hum Hypertens 2003;17(6):425
Smith DHG AJH 2002;15:108S

Efficacy: Up-titration of ARBs



L50 L100
V80 V160
I150 I300
0
-2
-4
-6
-8
-10
-12
Change in SBP (mm Hg)
-10.1
-9.8
-8.3
-10.4
-9.7
-10.2

L = losartan
V = valsartan
I = irbesartan

“Rule of TENS Rule of TENS” 1 additional drug for every additional 10 mmHg 1 additional drug for every additional 10 mmHg reduction in blood pressure reduction in blood pressure A 20 B 20 A 20 Baseline Monotherapy - 10 - 20 A 20 C 20 B 20 mmHg

Combination Therapy Often Required to Reach JNC Goals


Trial
SBP (mm Hg)
Mean No. of Agents
Met JNC Goals
AASK 128 2.4
INVEST 133 2.0
HOT 138 3.0
ALLHAT 138 1.9
Mean 2.0
Median 2.8 agents
SBP <140
Did Not Meet JNC Goals
IDNT 138 4.0
RENAAL 141 4.1
UKPDS 144 3.0
75% of patients required ≥3 agents

Chobanian AV et al. *Hypertension*. 2003;42:1206-1252.
Chart adapted: Bakris GL et al. *Am J Kidney Dis*. 2000;36:646-661.
ALLHAT. *JAMA*. 2002;288:2981-2997.
Hansson L et al. *Lancet*. 1998;351:1755-1762.
Pepine CJ et al. *JAMA*. 2003;290:2805-2816.
Wright JT et al. *Arch Intern Med*. 2002;162:1636-1643.
UKPDS. *BMJ*. 1998;317:703-713.
Brenner BM et al. *N Engl J Med*. 2001;345-861-869.
Sica DA et al. *J Clin Hypertension*. 2002;4:52-57.

Results of A Prospective, Randomized, Results of A Prospective, Randomized, Double Blind, Placebo Controlled Study to Double Blind, Placebo Controlled Study to Evaluate the Safety and Efficacy of Evaluate the Safety and Efficacy of PS433540, a Dual Angiotensin (AT1) and PS433540, a Dual Angiotensin (AT1) and Endothelin (ETA) Receptor Antagonist Endothelin (ETA) Receptor Antagonist (DARA Compound) in Subjects with (DARA Compound) in Subjects with Hypertension Hypertension ClinicalTrials.gov ClinicalTrials.gov Identifier: NCT00522925 Identifier: NCT00522925 Neutel JM; Germino FW; Neutel JM; Germino FW; Punzi Punzi H; Wayne J; H; Wayne J; McBride M; Bryson C; Belder R McBride M; Bryson C; Belder R Sponsored by Pharmacopeia, Inc. Princeton NJ

Study Design Study Design 24 HR ABPM 24 HR ABPM RANDOMIZATION Screening Placebo PS433540 200 mg PS433540 500 mg 4 weeks Single Blind Placebo 3-4 weeks Mean seated office SBP >150 - < 179 mmHg DBP < 110 mmHg Mean daytime SBP >140 - < 179 mmHg DBP < 110 mmHg Endpoints Endpoints Primary Primary – Mean 24 hr Systolic ABPM Mean 24 hr Systolic ABPM Secondary Secondary – Mean 24 hr Diastolic ABPM Mean 24 hr Diastolic ABPM – Seated Office SBP and DBP Seated Office SBP and DBP Other Other – Mean Daytime SBP and DBP Mean Daytime SBP and DBP – Mean Nighttime SBP and DBP Mean Nighttime SBP and DBP – SBP and DBP during final 2 and 4 hours SBP and DBP during final 2 and 4 hours of dosing of dosing Statistical Considerations Statistical Considerations – 30 subjects per group 30 subjects per group – Delta 10 mmHg; STD 12 mmHg Delta 10 mmHg; STD 12 mmHg – 95% power; 95% power; a=0.05 =0.05

Blood Pressure Measurement Blood Pressure Measurement Definitions Definitions SBP = Systolic blood pressure (highest value) SBP = Systolic blood pressure (highest value) DBP = Diastolic blood pressure (lowest value) DBP = Diastolic blood pressure (lowest value) Mean 24 HR ABPM Mean 24 HR ABPM – average of all blood average of all blood-pressure measurements taken every 20 pressure measurements taken every 20 minutes over an entire 24 hour period* minutes over an entire 24 hour period* Mean seated office Mean seated office – average of 3 seated office blood pressure measurements taken average of 3 seated office blood pressure measurements taken in the morning, at the end of the dosing interval (trough) in the morning, at the end of the dosing interval (trough) – most commonly used parameter to assess efficacy of most commonly used parameter to assess efficacy of antihypertensive drugs antihypertensive drugs Daytime ABPM Daytime ABPM – average of all blood average of all blood-pressure measurements taken every 20 pressure measurements taken every 20 minutes between 8:00 am and 4:00 pm* minutes between 8:00 am and 4:00 pm* Nighttime ABPM Nighttime ABPM – average of all blood average of all blood-pressure measurements taken every 20 pressure measurements taken every 20 minutes between midnight and 6:00 am* minutes between midnight and 6:00 am* Primary and secondary endpoints Statistical testing performed Other endpoints Summary Statistics * Taken by automated ambulatory blood pressure measurement device

Disposition Disposition (11) (11) Discontinued DB treatment Discontinued DB treatment 108 108 Available at database lock Available at database lock 93 93 Available for ABPM analyses Available for ABPM analyses (Efficacy Population) (Efficacy Population) (4) (4) ABPM data incomplete ABPM data incomplete 114 114 Randomized Randomized 234 234 Enrolled in placebo lead Enrolled in placebo lead-in in N

Reasons for Early Discontinuation Reasons for Early Discontinuation PS433540 PS433540 8 1 1 3 3 Placebo Placebo 1 0 0 0 1 200 mg 200 mg 500 mg 500 mg 2 Total Total 2 Non Non-compliance compliance 0 Protocol violation Protocol violation 0 Adverse Event Adverse Event 0 BP uncontrolled BP uncontrolled

Baseline Characteristics Baseline Characteristics PS433540 PS433540 94 94 161 161 31 31 173 173 92 92 20 (80) 20 (80) 5 (20) 5 (20) 0 0 16 (64) 16 (64) 60 60 Placebo Placebo (N=25) (N=25) 91 91 160 160 31 31 171 171 90 90 29 (83) 29 (83) 3 (9) 3 (9) 2 (6) 2 (6) 1 (3) 1 (3) 20 (57) 20 (57) 59 59 200 mg 200 mg (N=35) (N=35) 500 mg 500 mg (N=33) (N=33) 96 96 DBP (mmHg) DBP (mmHg) 160 160 SBP (mmHg) SBP (mmHg) 30 30 BMI (kg/m BMI (kg/m2) 173 173 Height (cm) Height (cm) 89 89 Weight (kg) Weight (kg) 26 (79) 26 (79) 6 (18) 6 (18) 0 1 (3) 1 (3) Race {n (%)} Race {n (%)} White White Black Black Asian Asian Other Other 23 (70) 23 (70) Sex men {n (%)} Sex men {n (%)} 57 57 Age (years) Age (years) Efficacy Population Efficacy Population

-14.80 -10.1 -9.3 0.3 -12.20 -0.40 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean . (mmHg) 95% CI DBP SBP * Change from Baseline Change from Baseline Mean 24HR ABPM Mean 24HR ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540 * * P < 0.001 vs placebo * *

Figure 1 Mean Hourly ABPM Systolic Blood Pressure (mm Hg) 8 a.m. 9 a.m. 10 a.m. 11 a.m. 12 p.m.1 p.m .2 p.m. 3 p.m. 4 p.m. 5 p.m . 6 p.m .7 p.m.8 p.m. 9 p.m.10 p.m . 11 p.m . 12 a.m .1 a.m . 2 a.m . 3 a.m . 4 a.m . 5 a.m .6 a. m .7 a.m . 110 120 130 140 150 160 170 200 mg V4 200 mg V7 500 mg V4 500 mg V7 Placebo V4 Placebo V7 Hours Systolic BP (mmHg) Mean Hourly SBP Mean Hourly SBP 200 mg BL 200 mg FU 500 mg BL 500 mg FU Placebo BL Placebo FU BL = Baseline FU = Follow up hours

Figure 2 Mean Hourly ABPM Diastolic Blood Pressure (mm Hg) 8 a.m .9 a.m . 10 a.m. 1 1 a.m . 12 p .m. 1 p.m . 2 p.m. 3 p.m. 4 p.m . 5 p.m. 6 p.m . 7 p.m.8 p .m. 9 p.m . 10 p.m . 11 p.m . 12 a.m. 1 a.m .2 a.m . 3 a.m . 4 a.m .5 a.m . 6 a.m . 7 a.m . 62.5 65.0 67.5 70.0 72.5 75.0 77.5 80.0 82.5 85.0 87.5 90.0 92.5 95.0 97.5 1 00.0 1 02.5 200 mg V4 200 mg V7 500 mg V4 500 mg V7 Placebo V4 Placebo V7 Hours Diastolic BP (mmHg) 200 mg BL 200 mg FU 500 mg BL 500 mg FU Placebo BL Placebo FU BL = Baseline FU = Follow up Mean Hourly DBP Mean Hourly DBP hours

-9.8 -10.5 1.6 -17.3 -16.9 -4.2 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean . (mmHg) 95% CI DBP SBP * Change from Baseline Change from Baseline Mean Seated Office Mean Seated Office Placebo N=24 200 mg N=35 500 mg N=32 PS433540 * * P < 0.001 vs placebo * *

-12.5 -10.7 1.0 -17.3 -13.7 1.9 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean . (mmHg) 95% CI DBP SBP Change from Baseline Change from Baseline Mean Daytime ABPM Mean Daytime ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540 ABPM 8:00 am ABPM 8:00 am – 4:00 pm 4:00 pm

-6.8 -9.1 -2.7 -10.7 -14.3 -1.6 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean . (mmHg) 95% CI DBP SBP Change from Baseline Change from Baseline Mean Nighttime ABPM Mean Nighttime ABPM Placebo N=25 200 mg N=35 500 mg N=33 PS433540 ABPM Midnight ABPM Midnight – 6:00 am 6:00 am

-4.7 -8.6 -8.2 -12.5 0.8 -1.2 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean Δ (mmHg) 95% CI DBP SBP Change from Baseline Change from Baseline Final 4 Hours of Dosing Final 4 Hours of Dosing Placebo N=25 200 mg N=35 500 mg N=33 PS433540 ABPM Last 4 hours ABPM Last 4 hours

-4.1 -10.2 -5.5 -14.4 -2.1 -3 -20.0 -15.0 -10.0 -5.0 0.0 5.0 Mean Δ (mmHg) 95% CI DBP SBP Change from Baseline Change from Baseline Final 2 Hours of Dosing Final 2 Hours of Dosing Placebo N=25 200 mg N=35 500 mg N=33 PS433540 ABPM Last 2 hours ABPM Last 2 hours

Adverse Events Adverse Events 1 (2.7) 1 (2.7) 2 (5.4) 2 (5.4) 1 (2.9) 1 (2.9) Nausea/gastritis Nausea/gastritis PS433540 PS433540 0 3 (8.8) 3 (8.8) 3 (8.8) 3 (8.8) 3 (8.8) 3 (8.8) 1 (2.9) 1 (2.9) 1 (2.9) 1 (2.9) 4 (11.8) 4 (11.8) 9 (26.5) 9 (26.5) Placebo Placebo (N=34) (N=34) n (%) n (%) 1 (2.7) 1 (2.7) 1 (2.7) 1 (2.7) 0 1 (2.7) 1 (2.7) 1 (2.7) 1 (2.7) 0 1 (2.7) 1 (2.7) 7 (18.9) 7 (18.9) 200 mg 200 mg (N=37) (N=37) n (%) n (%) 500 mg 500 mg (N=37) (N=37) n (%) n (%) 0 Eczema Eczema 4 (10.8) 4 (10.8) Respiratory Respiratory 0 Confusion/anxiety/nervousness Confusion/anxiety/nervousness 1 (2.7) 1 (2.7) Headache Headache 0 Tachycardia Tachycardia 1 (2.7) 1 (2.7) Peripheral Edema Peripheral Edema 3 (8.1) 3 (8.1) Musculoskeletal Musculoskeletal 10 (27.0) 10 (27.0) At least 1 AE At least 1 AE

Selected Laboratory Parameters Selected Laboratory Parameters .YGT GT (U/L) (U/L) AST AST (U/L) (U/L) ALT ALT (U/L) (U/L) PS433540 PS433540 31.6 31.6 33.5 33.5 +3.9 +3.9 22.6 22.6 23.3 23.3 +1.9 +1.9 24.8 24.8 27.1 27.1 +3.0 +3.0 Placebo Placebo (N=34) (N=34) 35.7 35.7 36.2 36.2 +0.3 +0.3 23.8 23.8 22.4 22.4 -1.6 1.6 31.8 31.8 29.8 29.8 -2.4 2.4 200 mg 200 mg (N=37) (N=37) 500 mg 500 mg (N=37) (N=37) 28.0 28.0 27.7 27.7 +0.7 +0.7 Baseline Baseline Follow Follow-up up Mean Change Mean Change 21.3 21.3 19.9 19.9 -1.3 1.3 Baseline Baseline Follow Follow-up up Mean Change Mean Change 24.5 24.5 23.1 23.1 -1.0 1.0 Baseline Baseline Follow Follow-up up Mean Change Mean Change Liver Functions Liver Functions

Selected Laboratory Parameters Selected Laboratory Parameters Ht Ht (%) (%) Hb Hb (g/dL g/dL) PS433540 PS433540 43.9 43.9 44.7 44.7 +0.2 +0.2 14.4 14.4 14.7 14.7 +0.1 +0.1 Placebo Placebo (N=34) (N=34) 43.9 43.9 42.2 42.2 -1.8 1.8 14.3 14.3 13.9 13.9 -0.5 0.5 200 mg 200 mg (N=37) (N=37) 500 mg 500 mg (N=37) (N=37) 44.8 44.8 42.6 42.6 -2.2 2.2 Baseline Baseline Follow Follow-up up Mean Change Mean Change 14.7 14.7 14.1 14.1 -0.7 0.7 Baseline Baseline Follow Follow-up up Mean Change Mean Change Hematology Hematology

Safety Summary Safety Summary 2 Serious Adverse Events 2 Serious Adverse Events – syncopy/hyponatremia syncopy/hyponatremia (placebo) (placebo) – basal cell carcinoma (placebo lead basal cell carcinoma (placebo lead-in) in) AE profile similar across treatment groups AE profile similar across treatment groups 3 Discontinuations due to 3 Discontinuations due to AEs AEs (all (all placebo) placebo) No LFT elevation > 2x ULN No LFT elevation > 2x ULN – average LFT average LFT decrease decrease Mild decreases in hematologic parameters Mild decreases in hematologic parameters

Conclusions Conclusions PS433540 effectively lowers systolic and PS433540 effectively lowers systolic and diastolic blood pressure in Stage I and II diastolic blood pressure in Stage I and II hypertensive patients hypertensive patients The magnitude of the treatment effect The magnitude of the treatment effect – appears greater than that of existing mono appears greater than that of existing mono- therapies therapies – provides evidence of the dual pharmacology provides evidence of the dual pharmacology of PS433540 of PS433540 PS433540 was safe and well tolerated in PS433540 was safe and well tolerated in this study this study